NORTHEAST

INVESTORS

TRUST

(NTHEX)

A NO LOAD INCOME FUND

Est. 1950

Shares of Beneficial Interest

Summary Prospectus

February 1, 2017

NORTHEAST INVESTORS TRUST (the “Trust”)

125 High Street — Suite 1802

Boston, Massachusetts 02110

(800) 225-6704

www.northeastinvestors.com

Ticker Symbol: NTHEX

SHARES OF BENEFICIAL INTEREST

SUMMARY PROSPECTUS

February 1, 2017

Before you invest, you may want to review the Trust’s Statutory Prospectus, which contains more information about the Trust and its risks. You can find the Trust’s Statutory Prospectus and other information about the Trust, including the Statement of Additional Information and the most recent reports to shareholders online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email request to website@northeastinvestors.com. The Trust’s Statutory Prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

Investment Objective:

Northeast Investors Trust is a no load high yield bond fund whose primary objective is the production of income.

Fees and Expenses:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Trust Operating Expenses as of 9/30/16 (Expenses Deducted From Fund Assets)
Trustees’ Fees*	0.50%
Distribution Expenses (12b-1)	None
Other Expenses	1.10%
Including:
Interest Expense	0.29%
Operating Expense	0.81%
Total Annual Trust Operating Expenses	1.60%

* The Trustees are responsible for the portfolio management of the Trust.

Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and capital gains distributions, and that the Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$163	$505	$871	$1,900

Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys or sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual Trust operating expenses or in the Example, may affect the Trust’s investment performance. Also, a higher portfolio turnover rate may result in an elevated level of capital gains. During the most recent fiscal year, the Trust’s portfolio turnover rate was 3.52% of the average value of its portfolio.

Primary Investment Strategies

The Trust invests primarily in marketable securities of established companies which the Trustees believe provide income and which, where consistent with the objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as ‘junk bonds’) which are unrated or rated as lower than investment grade by either of the two principal rating services. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.

Principal Risks

Risk of Lower Rated or Unrated Debt Securities: Lower rated or unrated debt securities may be subject to increased market volatility and can present an increased risk of investment loss. Risks of investing in these securities include the ability of an issuer to make current interest payments due to economic circumstances, the potential for principal loss if an issuer declares bankruptcy and price sensitivity of these investments due to changes in market conditions.

Income Risk: The risk that falling interest rates and/or defaults will cause the Trust’s income to decline. Shareholders should expect the Trust’s quarterly income to fluctuate.

Interest Rate Risk: The risk that the value of bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to interest rate changes than those with shorter maturities.

Liquidity Risk: The risk that the Trust has difficulty in disposing of securities under adverse market conditions in a timely manner at a desired price. Less liquid markets can result in greater price volatility due to limited trading volumes and reductions in bond inventory.

Sector Risk: At times certain sectors of the markets for high yield securities may underperform relative to other sectors, and in these circumstances, if the Trust is overweight in an underperforming sector, overall performance can be adversely affected.

Performance Information:

The following performance related information provides some indication of the risks of investing in the Trust. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust’s returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown. The bar chart illustrates how the Trust’s performance (including operating expenses) varied from one calendar year to another over the past ten years.

Please note that if you own the Trust in a tax-deferred account, such as an Individual Retirement Account (IRA) or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance — whether before taxes or after taxes — does not guarantee future results.

Average Annual Total Return

for the Periods Ended December 31, 2016

	1 Year	5 Years	10 Years

Northeast Investors Trust
Return before taxes	16.72%	3.25%	2.54%
Return after taxes on distributions	13.19%	0.33%	-0.31%
Return after taxes on distributions and sale of Trust Shares	9.21%	1.26%	0.78%
Bank of America Merrill Lynch U.S. High Yield Index[1]	17.49%	7.34%	7.34%

1 The Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged market value-weighted index comprised of over 2,200 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Annual Total Returns:

The following bar chart shows the change in value of the Trust’s shares over the past 10 years. It illustrates how the returns can differ one year to the next. The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns shown below.

Best quarter:  2nd quarter 2009, up 31.46%        Worst quarter:  4th quarter 2008, down 28.22%

Fund Management

The Trustees principally responsible for the day-to-day management of the Trust’s portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as Trustee since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.

Purchasing and Redeeming Shares:

You may purchase or redeem shares of the Trust on any business day by mail (125 High Street, Suite 1802, Boston, MA 02110), online at www.northeastinvestors.com (excluding IRA accounts) or fax (617)742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704. Purchases may be funded by electronic bank transfers, by check, or by wire. All redemption requests not processed online must be in writing and must include a medallion signature guarantee if the redemption is in excess of $25,000. You will receive redemption proceeds by check or by electronic bank transfer. You generally buy and redeem shares at the Trust’s next-determined net asset value (NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:

The Trust’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (IRA).

Payments to Broker-Dealers or Other Financial Intermediaries:

The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.